LOOMIS SAYLES GLOBAL ALLOCATION FUND

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

LOOMIS SAYLES STRATEGIC INCOME FUND

Supplement dated May 17, 2019, to the Natixis Funds Statement of Additional Information, dated February 1, 2019, as may be revised and supplemented from time to time.

Effective immediately, the subsection entitled “Fund Securities Owned by the Trustees” within the section entitled “Management of the Trusts” is revised as follows:

Dollar Range of Fund Shares[1]	Kenneth A. Drucker	Edmond J. English	Wendell J. Knox[2]	Richard A. Goglia	Martin T. Meehan[2]	Maureen B. Mitchell	James P. Palermo	Erik R. Sirri	Peter J. Smail[2]	Cynthia L. Walker
Global Allocation Fund	D	A	E	A	E	A	A	A	A	A
Intermediate Duration Bond Fund	A	A	A	A	A	A	C	A	A	A
Strategic Income Fund	A	E	A	A	A	A	A	A	A	E

[1]	A. None

B. $1 – 10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.